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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 16, 2004
                                        -

                           CRUSADE MANAGEMENT LIMITED,
               (as manager of Crusade Global Trust No. 1 of 2004)
             -------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                           New South Wales, Australia
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



         333-111723-01                                 Not Applicable
    -----------------------                 ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



   Level 11, 55 Market Street, Sydney, NSW 2000, Australia      Not Applicable
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)



                                  612 9952 1315
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

         On February 26, 2004, pursuant to a registration statement (No. 333-111723), Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Crusade Global Trust No. 1 of 2004 (the "Trust"), publicly issued U.S.$1,000,000,000 of Class A-1 Mortgage Backed Floating Rate Notes (the "Notes"). The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on July 16, 2004. Capitalized terms used in this Form 8-K and not defined have the same meanings given to them in the prospectus related to the Notes.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)               Financial Statements

                  Not applicable.

(b)               Pro Forma Financial Information.

                  Not applicable.

(c)               Exhibits.



                 ITEM 601(A) OF
                 REGULATION S-K
   EXHIBIT NO.     EXHIBIT NO.         DESCRIPTION
   -----------   ---------------       -----------
        1              99          Noteholders report for the Quarterly Payment
                                   Date on July 16, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2004, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                    (in its capacity as Trust Manager for the
                                    Crusade Global Trust No. 1 of 2004)
                                    ----------------------------------
                                    (Registrant)



Dated: July 20, 2004

                                    By:    /s/ Roger Desmarchelier
                                        ----------------------------------------
                                    Name:  Roger Desmarchelier
                                    Title: Executive Manager

                                INDEX OF EXHIBITS


                 ITEM 601(A) OF
                 REGULATION S-K
   EXHIBIT NO.     EXHIBIT NO.         DESCRIPTION
   -----------   ---------------       -----------

        1              99          Noteholders report for the Quarterly Payment
                                   Date on July 16, 2004